UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a) of the Securities
Exchange Act of 1934 (Amendment No. )

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Weingarten Realty Investors
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Weingarten Realty Investors
Supplemental Proxy Materials
Dated March 27, 2018
IMPORTANT PROXY CORRECTION
On March 13, 2018, Weingarten Realty Investors filed a Definitive Proxy Statement for the Annual Meeting of Shareholders to be held on April 24, 2018. We would like to alert you to a clerical error in our Notice of Annual Meeting of Shareholders and proxy statement. These materials incorrectly state, in the Notice of Annual Meeting of Shareholders and on page 1 of the proxy statement, that the Annual Meeting of Shareholders will be held on Monday, April 24, 2018. The Annual Meeting of Shareholders will be held on Tuesday, April 24, 2018.
We have attached as Annex I the revised Notice of Annual Meeting of Shareholders (i.e. the first page of our proxy statement), alerting shareholders to the correction. These corrected materials will also be made available to shareholders at www.proxyvote.com, under the Investor Relations section of our website at www.weingarten.com under “SEC Filings” or by mail.

ANNEX I
REVISED NOTICE OF ANNUAL MEETING OF SHAREHOLDERS
The reference to “Monday” highlighted below contains a clerical error. The corrected date is “Tuesday” April 24, 2018.
NOTICE OF ANNUAL MEETING OF SHAREHOLDERS
April 24, 2018
9:00 a.m., Central Time
2600 Citadel Plaza Drive, Houston, Texas 77008
The 2018 Annual Meeting of Shareholders of Weingarten Realty Investors (the “Annual Meeting”) Tuesday, April 24, 2018, at 9:00 a.m., Central Time. The purpose of the Annual Meeting is as follows:

1.	To elect the nine Trust Managers named in the proxy statement to serve until their successors are elected and qualified;

2.	To adopt the First Amendment to the Weingarten Realty Investors Amended and Restated 2010 Long-Term Incentive Plan;

3.	To ratify the appointment of Deloitte & Touche LLP as our independent registered public accounting firm for the fiscal year ending December 31, 2018;

4.	To hold an advisory vote to approve executive compensation;

5.	To transact such other business as may properly come before the meeting.
Shareholders of record, at the close of business on February 23, 2018, are entitled to notice of and to vote at the Annual Meeting.
We will make available a list of shareholders of record as of the close of business on February 23, 2018 for inspection by shareholders for any purpose suitable to the Annual Meeting during regular business hours from April 14 through April 23, 2018 at our principal place of business. This list will also be available to shareholders at the meeting.
Your vote is very important. Prior to the meeting we encourage you to sign and return your proxy card, or use telephone or internet voting so that your shares may be represented and voted during the meeting. See our "Questions and Answers About the Meeting and Voting" section for information about voting by telephone or internet, how to revoke a proxy and how to vote shares in person beginning on page 2.
Please contact our Investor Relations Department at (800) 298-9974 or (713) 866-6000 if you have any questions.

By Order of the Board of Trust Managers,

Joe D. Shafer
Senior Vice President and Secretary
March 13, 2018
Houston, Texas